Subsequent Events	6 Months Ended	12 Months Ended
	Jun. 30, 2026	Dec. 31, 2025
Subsequent Events
Subsequent Events

15. Subsequent Events

Merger Agreement with Avere Therapeutics, Inc.

On July 14, 2026, the Company entered into a definitive merger agreement with Avere Therapeutics, providing for an all-stock transaction. Upon completion of the merger, the combined company is expected to operate as Avere Therapeutics, Inc. and trade on Nasdaq under the ticker symbol “AVRX.” The merger is subject to customary closing conditions and stockholder approval. As of the filing date of this Quarterly Report on Form 10-Q, the merger has not been completed and NextCure continues to operate as a standalone company. The transaction is expected to close in the second half of 2026. Following completion of the merger, the combined company is expected to be led by Avere’s management team and governed by a board of directors constituted in accordance with the merger agreement. NextCure stockholders are expected to retain an ownership interest in the combined company and receive contingent value rights (“CVRs”) tied to the potential future monetization of certain legacy NextCure assets.

Concurrent with the execution of the merger Agreement, certain institutional and accredited investors have entered into a securities purchase agreement with Avere, pursuant to which they have agreed, to purchase shares of Avere capital stock and pre-funded warrants to purchase shares of Avere capital stock for an aggregate purchase price of approximately $320 million in a private placement.

Employee Matters

On July 14, 2026, the Board approved a restructuring and workforce reduction plan (the “Plan”) intended to better align the Company’s workforce and operations with the anticipated needs of its business pending the closing of the merger. The Plan began in July 2026 and is expected to result in a reduction in force affecting a substantial majority of the Company’s workforce during the quarter ending September 30, 2026, in conjunction with the planned transition under the terms of the merger agreement. Following implementation of the Plan, the Company expects to retain its executive officers, each of whom is expected to continue as an employee of the Company, together with personnel in clinical, regulatory, finance and CMC (chemistry, manufacturing and controls) functions. These retained personnel support the Company’s ongoing obligations under the Transition and Continuation Agreement with LigaChem described below, including support of the ongoing LNCB74 clinical trial; the transition of patients enrolled in the SIM0505 study; the Company’s efforts to partner, license or otherwise monetize its legacy assets; the Company’s obligations as a reporting company under the Exchange Act; and the completion of the proposed merger.

In connection with the implementation of the Plan, the Company expects to incur one-time charges and cash expenditures of approximately $2.4 million through October 31, 2026, primarily related to employee wages and severance payments, healthcare continuation and related termination costs. The Company expects to incur these charges primarily during the third quarter of 2026 and payment of these charges is expected to be completed by the fourth quarter of 2026.

Transition and Continuation Agreement with LigaChem

On July 14, 2026, the Company announced that it had informed LigaChem that the Company had opted out of continued cost-sharing for LNCB74. On August 6, 2026, the Company and LigaChem entered into a Transition and Continuation Agreement, pursuant to which LigaChem exercised its rights under the LigaChem Agreement to continue as the Sole Developing Party with respect to LNCB74 and thereby assume full control of LNCB74 development, and 100% responsibility for all LNCB74 program costs incurred for the LNCB74 program on or after July 1, 2026. The Company agreed to provide certain transition support to LigaChem, including interim support for the ongoing clinical trial while the parties implement transfer of program-related materials, regulatory documentation, vendor agreements, inventory and related records, and LigaChem will reimburse the Company for certain full-time equivalent support costs the Company incurs supporting the program transfer. The Company’s transition support obligations are expected to continue through the transition period and are performed by Company personnel retained following the restructuring described above, including clinical and regulatory personnel supporting the conduct of the ongoing LNCB74 clinical trial. Amounts incurred by the Company and LigaChem prior to July 1, 2026 will be shared under the 50-50 cost-sharing arrangement of the LigaChem Agreement. As per the terms of the LigaChem Agreement, LigaChem as Sole Developing Party will pay the Company certain developmental, regulatory and commercial milestones and single-digit royalties on future net sales of LNCB74.

SIM0505

On July 14, 2026, the Company announced that it had informed all U.S. clinical trial sites to stop screening, consenting, enrolling, and delivering first doses to new patients in the SIM0505 study. The Company also announced that it no longer intended to expand the clinical site footprint for SIM0505 into Europe and Canada. The Company is working with clinical trial sites and principal investigators to develop and implement plans to cease treatment of patients currently on study and to transition such patients, as appropriate, to alternative therapies in accordance with applicable requirements.

The Company is seeking opportunities to partner, license or otherwise monetize its rights to SIM0505. Any strategic alternatives with respect to SIM0505 would be pursued in accordance with the terms of the existing License Agreement with Zaiming.

Leases

On July 27, 2026 and August 3, 2026, respectively, the Company entered into a seventh amendment and eighth amendment to its lease agreement with ARE-8000/9000/10000 Virginia Manor, LLC (such amendments, the “Amendments”), pursuant to which the Company terminated leases for approximately 39,432 rentable square feet of manufacturing, laboratory and office space. Following the Amendments, the Company’s leased premises were reduced from approximately 69,296 rentable square feet to 29,864 rentable square feet. In connection with the Amendments, the Company is required to pay a one-time fee of $0.8 million for such reduction. The Company will account for the Amendments as a lease termination under ASC 842 during the quarter ending September 30, 2026, including the remeasurement of its operating lease liabilities and related right-of-use asset. The Amendments were executed after the second quarter ended June 30, 2026 and, accordingly, their effects are not reflected in the accompanying condensed financial statements.

Asset Purchase Agreement with Xcellon

On July 31, 2026 the Company entered into an Asset Purchase Agreement with Xcellon Biologics, LLC (“Xcellon”), pursuant to which the Company agreed to sell certain equipment, furniture, fixtures, supplies, permits and other assets located at the Company’s Beltsville, Maryland facility. The assets subject to the agreement consist primarily of manufacturing, laboratory and facility-related assets associated with the Company’s ongoing restructuring activities. The Company received cash consideration of approximately $0.5 million. No gain or loss related to the transaction has been recognized in the accompanying condensed financial statements as of June 30, 2026.

19. Subsequent Event

Subsequent to year end and through February 27, 2026, the Company sold 52,715 shares of common stock under the Wainwright ATM Agreement for net proceeds of approximately $0.7 million.